Exhibit 10.5

Pledge Agreement

(Stock in Borrower)

Pledgor:              TALEND SA,  a  société anonyme, incorporated under French laws, whose registered office is located at 9 rue Pages, 92150 Suresnes, France and registered with the Companies and commercial registry of Nanterre under number 484 175 252

Date:                    April 12, 2019

THIS PLEDGE AGREEMENT (“Pledge Agreement”), dated the above date, is entered into at between PACIFIC WESTERN BANK, a California state chartered bank (“Lender”), whose address is 406 Blackwell Street, Suite 240, Durham, North Carolina  27701, and the pledgor named above (“Pledgor”), whose address is set forth above.  Pledgor has executed and delivered to Lender that certain Autonomous First-Demand Guarantee with respect to all Obligations (as defined in the Loan Agreement) (as amended from time to time, collectively, the “Guaranty”), and that certain Pledge of Receivables Agreement, First Rank Accounts Pledge Agreement and Pledge of IP Rights Agreement (as amended from time to time, collectively, the “Security Agreements”).  This Agreement, the Guaranty, the Security Agreements and any other present and future written agreements between Pledgor and Lender in connection with the Loan Agreement (as defined below), as the same may be amended from time to time are referred to herein collectively as the “Pledgor Documents” and as the “Finance Documents”.  This Agreement is one of the “Finance Documents” as defined in the Guaranty and the Security Agreements.

1.     Pledge of Securities and Other Collateral. Pledgor is the holder of the stock certificates and other securities evidencing the outstanding stock and securities issued by Talend, Inc., a Delaware corporation (“Talend”), to Pledgor (which, together with all replacements and substitutions therefore, and all additions thereto pursuant to this Agreement, are hereinafter referred to as the “Securities”).  Pledgor hereby pledges to Lender and grants Lender a security interest in the Securities, including without limitation all stock and securities issued by Talend hereafter acquired by Pledgor, and all rights and remedies relating to, or arising out of, any and all of the foregoing, and all proceeds thereof (collectively, the “Collateral”) to secure the payment and performance of all “Obligations”, as defined in the Loan and Security Agreement dated as of February 14, 2019 (as amended, supplemented or otherwise modified from time to time, the “Loan Agreement”) among Talend, Inc., Talend USA, INC. and Stitch Inc. (jointly and severally, the “Borrower”) and Lender.  Any and all stock dividends, rights, warrants, options, puts, calls, conversion rights and other securities and any and all property and money distributed or delivered with respect to the Securities or issued upon the exercise of any puts, calls, conversion rights, options, warrants or other rights included in or pertaining to the Securities, and any and all stock and securities issued by Talend hereafter acquired by Pledgor shall be included in the term “Securities” as used herein and shall be subject to this Pledge Agreement, and, other than cash dividends and Intellectual Property distributed to Pledgor, Pledgor shall deliver the same to Lender immediately upon the request of Lender together with any necessary instruments of transfer. Pledgor will pay all taxes, assessments and charges levied, assessed or imposed upon the Collateral owned by it before the same become delinquent or become Liens (other than Permitted Liens (as defined in the Supplemental Agreement, dated as of April 12, 2019, between Lender and Pledgor (as amended, restated, modified or supplemented from time to time, the “Supplemental Agreement”)) upon any of the Collateral.

2.     Voting and Other Rights; Irrevocable Proxy. Pledgor shall have the right to exercise all voting rights with respect to the Securities, provided no Notification Event or Enforcement Event (as defined in the Security Agreements) has occurred and is continuing.  Upon the occurrence of any Notification Event or Enforcement Event and during the continuance thereof, Lender shall have the exclusive right (but not any obligation) to exercise all voting rights with respect to the Securities, and Pledgor irrevocably designates, makes, constitutes and appoints the Lender (and all Persons designated by the Lender) as its true and lawful attorney, proxy, and agent‑in‑fact to, and the Lender, or the Lender’s agent, may, without notice to Pledgor, at such time or times thereafter as the Lender or said agent, in its discretion, may determine, in the name of Pledgor or the Lender: (a) transfer the Collateral on the books of the issuer thereof, with full power of substitution in the premises; (b) endorse the name of Pledgor upon any checks, notes, acceptance, money orders,

Pacific Western Bank	Pledge Agreement

certificates, drafts or other forms of payment of security that come into the Lender’s possession to the extent they constitute Collateral; (c) vote and give written consents with respect to the Securities and other Collateral, in all matters and circumstances; and (d) do all acts and things necessary, in the Lender’s discretion, to fulfill the obligations of Pledgor under this Agreement.  THIS PROXY IS COUPLED WITH AN INTEREST AND IS IRREVOCABLE. Provided no Notification Event or Enforcement Event has occurred, Pledgor shall have the right to exercise all puts, calls, straddles, conversion rights, options, warrants, and other rights and remedies with respect to the Securities, provided that if a Notification Event or Enforcement Event has occurred and is continuing, Lender shall have the exclusive right (but not any obligation) to exercise all puts, calls, straddles, conversion rights, options, warrants, and other rights and remedies with respect to the Securities.  Lender shall have no responsibility or liability for the exercise of, or failure to exercise, any puts, calls, straddles, conversion rights, options, warrants, rights to vote or consent, or other rights with respect to any of the Securities. If a Notification Event or Enforcement Event has occurred, Lender shall have the right from time to time to transfer all or any part of the Securities to Lender’s own name or the name of its nominee. The exercise by the Lender of any of its rights and remedies under this Section shall not be deemed a disposition of Collateral under Article 9 of the Uniform Commercial Code nor an acceptance by the Lender of any of the Collateral in satisfaction of any of the Obligations.

3.     Representations and Warranties.  Pledgor hereby represents and warrants to Lender that (i) Pledgor is the sole holder of record and the sole beneficial owner of the Collateral free and clear of any lien, security interest, claim or encumbrance thereon or affecting the title thereto except for the security interest created by this Agreement and Permitted Liens; (ii) the shares of capital stock of Talend included in the Collateral constitute 100% of the issued and outstanding shares of capital stock of Talend, and all of the Securities have been duly authorized, validly issued and are fully paid and non-assessable, and there are no existing options, warrants or commitments of any kind or nature or any outstanding securities or other instruments convertible into shares of any class of capital stock of Talend, and no capital stock of Talend is held in the treasury of Talend; (iii) [intentionally omitted]; (iv) none of the Securities has been issued or transferred in violation of the securities registration, securities disclosure or similar laws of any jurisdiction to which such issuance or transfer may be subject, and Pledgor’s execution and delivery of this Agreement and the pledge of the Collateral hereunder do not, directly or indirectly, violate or result in a violation of any such laws; (v) no consent, approval, authorization or other order of any person and no consent, authorization, approval, or other action by, and no notice to or filing with, any governmental departments, commissions, boards, bureaus, agencies or other instrumentalities, domestic or foreign, is required to be made or obtained by Pledgor, for the exercise by the Lender of the voting or other rights provided for in this Agreement or the remedies in respect of the Collateral pursuant to this Agreement, except as may be required in connection with such disposition by laws affecting the offering and sale of securities generally; (vi) the pledge and delivery of the Collateral pursuant to this Agreement will create a valid, perfected first-priority security interest in the Collateral in favor of Lender securing the payment of the Obligations; and (vii) this Agreement has been duly authorized, executed and delivered by Pledgor and constitutes a legal, valid and binding obligation of Pledgor enforceable in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, or other similar laws affecting the rights of creditors generally or by the application of general equity principles (regardless of whether enforcement is sought in equity or at law).

4.     Events of Default. If any one or more of the following events shall occur, any such event shall constitute an “Event of Default” and Pledgor shall provide Lender with immediate notice upon an officer of Pledgor having actual knowledge thereof:  (a) any warranty, representation, statement, report or certificate made or delivered to Lender by Pledgor or any of Pledgor’s officers, employees or agents in connection with this Agreement now or hereafter is incorrect, false, untrue or misleading in any material respect when made or deemed made; or (b) Pledgor shall breach any of the terms or provisions of this Agreement, which is not cured within 10 Business Days after written notice thereof to Pledgor; or (c) any Collateral becomes subject to any lien, claim or encumbrance other than in favor of Lender or a Permitted Lien; or (d) any Collateral is attached, seized, subjected to a writ or distress warrant, or is levied upon, and such attachment, seizure, writ or distress warrant or levy has not been removed, discharged or rescinded within 20 days.

5.     Remedies.  If a Notification Event or Enforcement Event occurs, Pledgor shall give immediate written notice thereof to Lender.  Upon the occurrence and during the continuance of a Notification Event or Enforcement Event, or an Event of Default, Lender shall have the right, without notice to or demand upon Pledgor, to exercise any one or more of the following remedies: sell or otherwise dispose of the Collateral, at a public or private sale, for cash, or other property, or on credit, with the authority to adjourn or postpone any such sale from time to time without notice other than oral announcement at the time scheduled for sale.  Lender may directly or through any affiliate purchase the Collateral, at any such public disposition, and if permissible under applicable law, at any private disposition.  Pledgor and Lender hereby agree that it shall conclusively be deemed commercially reasonable for Lender, in connection with any sale or disposition

Pacific Western Bank	Pledge Agreement

of the Securities, to impose restrictions and conditions as to the investment intent of a purchaser or bidder, the ability of a purchaser or bidder to bear the economic risk of an investment in the Securities, the knowledge and experience in business and financial matters of a purchaser or bidder, the access of a purchaser or bidder to information concerning the issuer of the Securities, as well as legend conditions and stop transfer instructions restricting subsequent transfer of the Securities, and any other restrictions or conditions which Lender believes to be necessary or advisable in order to comply with any state or federal securities or other laws.  Pledgor acknowledges that the foregoing restrictions may result in fewer proceeds being received upon such sale then would otherwise be the case.  Pledgor hereby agrees to provide to Lender any and all information required by Lender in connection with any sales of Securities by Lender hereunder.  If, after the occurrence of any Notification Event or Enforcement Event or Event of Default, Rule 144 promulgated by the Securities and Exchange Commission (or any other similar rule) is available for use by Lender in connection with the sales of any Securities hereunder, Pledgor agrees not to utilize Rule 144 in the sale of any securities held by Pledgor of the same class as the Securities, without the prior written consent of Lender.  Any and all reasonable attorneys’ fees, expenses, costs, liabilities and obligations incurred by Lender in connection with the foregoing shall be added to and become a part of the Obligations and shall be due from Pledgor to Lender upon demand.

6.     Remedies, Cumulative; No Waiver. The failure of Lender to enforce any of the provisions of this Agreement at any time or for any period of time shall not be construed to be a waiver of any such provision or the right thereafter to enforce the same.  All remedies hereunder shall be cumulative and shall be in addition to all rights, powers and remedies given to Lender by law.

7.     Term.  This Agreement and Lender’s rights hereunder shall continue in full force and effect until all of the Obligations (other than contingent indemnification and reimbursement obligations not yet due, and obligations which have been cash collateralized in an amount equal to such obligations, in a manner reasonably acceptable to Lender) have been fully paid, performed and discharged and the Loan Agreement has terminated.  As soon as practicable, but no later than five business days after termination, Lender shall return the Collateral to Pledgor, with any necessary instruments of transfer.

8.     Waivers.  Pledgor hereby waives to the extent permitted by applicable law:  (a) presentment for payment, demand, protest, and notice thereof as to any instrument, and all other notices and demands to which Pledgor might be entitled, including without limitation notice of all of the following:  the acceptance hereof; the creation, existence, or acquisition of any Obligations; the amount of the Obligations from time to time outstanding; any adverse change in Borrower’s financial position; any other fact which might increase Pledgor’s risk; any default, partial payment or non-payment of all or any part of the Obligations; any and all agreements and arrangements between Lender and Borrower and any changes, modifications, or extensions thereof; (b) any right to require Lender to institute suit against, or to exhaust its rights and remedies against, Borrower or any other person, or to proceed against any property, real or personal, tangible or intangible, which secures all or any part of the Obligations, or to exercise any right of offset or other right with respect to any reserves or credits held by Lender or any indebtedness of Lender to Borrower, or to exercise any other right or power, or pursue any other remedy Lender may have; and (c) any defense arising by reason of any disability or other defense by Borrower or any endorser, guarantor, co-maker or other person, or by reason of the cessation from any cause whatsoever of any liability of Borrower or any endorser, guarantor, co-maker or other person with respect to all or any part of the Obligations (other than payment in full of the Obligations (other than contingent indemnification and reimbursement obligations not yet due, and obligations which have been cash collateralized in an amount equal to such obligations, in a manner reasonably acceptable to Lender)).  Pledgor shall not exercise any rights of subrogation, reimbursement, and indemnity whatsoever, and all rights of recourse to or with respect to any assets or property of Borrower and any collateral or security for any or all of the Obligations, until the Obligations (other than contingent indemnification and reimbursement obligations not yet due, and obligations which have been cash collateralized in an amount equal to such obligations, in a manner reasonably acceptable to Lender) have been paid in full.

9.     Consents. Pledgor hereby consents and agrees that, without notice to or further consent by Pledgor and without affecting or impairing in any way Lender’s rights hereunder, Lender may do any one or more of the following:  (a) accelerate, accept partial payments of, compromise or settle, renew, extend the time for the payment, discharge, or performance of, refuse to enforce, and release all or any parties to, any or all of the Obligations; (b) grant any other indulgence to Borrower or any other person in respect of any or all of the Obligations and any other matter; (c) accept, release, waive, surrender, enforce, exchange, modify, impair, or extend the time for the performance, discharge, or payment of, any and all property, real, personal or mixed, tangible or intangible, securing any or all of the Obligations or any guaranty of any or all of the Obligations, or on which Lender at any time may have a lien, or refuse to enforce its rights or

Pacific Western Bank	Pledge Agreement

make any compromise or settlement or agreement therefor in respect of any or all of such property; (d) release, substitute or add any one or more endorsers or guarantors of all or any part of the Obligations, including, without limitation one or more parties to this Agreement; (e) amend, alter or change in any respect whatsoever any term or provision relating to any or all of the Obligations, including the rate of interest thereon, by agreement with the Borrower; (f) apply any sums received from Borrower, any guarantor, endorser, or cosigner, or from the disposition of any collateral or security, to any indebtedness whatsoever owing from such person or secured by such collateral or security, as provided in the Loan Agreement, and regardless of whether such indebtedness is part of the Obligations, is secured, or is due and payable; (g) exercise any right or remedy it may have with respect to any or all of the Obligations or any property, real, personal or mixed, tangible or intangible, securing any or all of the Obligations or any guaranty thereof, including but not limited to judicial foreclosure, exercise of a power of sale, and taking a deed, assignment or transfer in lieu of foreclosure as to any such property, and no such action or proceeding shall affect Lender’s rights hereunder notwithstanding the effect of any such action or proceeding upon, or destruction of, any of Pledgor’s rights of subrogation against Borrower, whether by operation of Section 580d or Section 726 of the California Code of Civil Procedure, or otherwise.  Pledgor consents and agrees that Lender shall be under no obligation to marshal any assets in favor of Pledgor, or against or in payment of any or all of the Obligations.

10.   Financial Condition of Borrower.  Pledgor is fully aware of the financial condition of Borrower and is executing and delivering this Agreement based solely upon his own independent investigation of all matters pertinent hereto and is not relying in any manner upon any representation or statement of Lender with respect thereto.  Pledgor represents and warrants that it is in a position to obtain, and Pledgor hereby assumes full responsibility for obtaining, any additional information concerning Borrower’s financial condition and any other matter pertinent hereto as Pledgor may desire, and Pledgor is not relying upon or expecting Lender to furnish to it any information now or hereafter in Lender’s possession concerning the same or any other matter.   By executing this agreement Pledgor knowingly accepts the full range of risks encompassed within this Agreement including without limitation the possibility that Borrower will incur additional Obligations for which recourse may be had against the Collateral after Borrower’s financial condition or ability to pay such Obligations has deteriorated.  Pledgor shall have no right to require Lender or any other person, to provide any financial or other information concerning Borrower or any other matter, fact, or occurrence to Pledgor.

11.   Revivor.  If any payment made on any of the Obligations to Lender shall for any reason be required to be returned by Lender, whether on the ground that such payment constituted a preference or for any other reason, then for purposes of this Agreement, and notwithstanding any prior termination of the Loan Agreement or this Agreement, such payment shall be treated as not having been made, and this Agreement shall in all respects be effective with respect to the Obligations as though such payment had not been made; and if any of the Collateral been released or returned to Pledgor, then Pledgor shall return the Collateral to Lender, to be held and dealt with in accordance with the terms of this Agreement.

12.   General Provisions.  This Agreement and the documents referred to herein are the entire and only agreements between Pledgor and Lender with respect to the subject matter hereof, and all representations, warranties, agreements, or undertakings heretofore or contemporaneously made, with respect to the subject matter hereof, which are not set forth herein or therein, are superseded hereby.  The terms and provisions hereof may not be waived, altered, modified, or amended except in a writing executed by Pledgor and Lender.  All rights, benefits and privileges hereunder shall inure to the benefit of and be enforceable by Lender and its successors and assigns and shall be binding upon Pledgor and its successors and assigns; provided that Pledgor may not transfer any of its rights hereunder without the prior written consent of Lender.  Paragraph headings are used herein for convenience only.  Pledgor acknowledges that the same may not describe completely the subject matter of the applicable paragraph, and the same shall not be used in any manner to construe, limit, define or interpret any term or provision hereof.  Pledgor shall upon demand reimburse Lender for all reasonable costs, fees and expenses (including without limitation reasonable attorneys’ fees, whether or not suit be brought), which are incurred by Lender in connection with, or arising out of, this Agreement.

13.  Governing Law; Jurisdiction; Venue. This Agreement and all acts, transactions, disputes and controversies arising hereunder or relating hereto, and all rights and obligations of the parties hereunder shall be governed by, and construed in accordance with, the internal laws (and not the conflict of laws rules) of the State of California. All disputes, controversies, claims, actions and other proceedings involving, directly or indirectly, any matter in any way arising out of, related to, or connected with, this Agreement or the relationship between Pledgor and Lender, and any and all other claims of Pledgor against Lender of any kind, may be brought in a court located in Los Angeles County, California, and each party consents to the jurisdiction of an such court and the referee referred to in Section 14 below, and waives to the extent permitted by applicable law any and all rights the party may have to object to the jurisdiction of any such court, or to transfer or change the venue of any such action or proceeding, including, without limitation, any objection to venue or

Pacific Western Bank	Pledge Agreement

request for change in venue based on the doctrine of forum non conveniens; it being understood that Lender may bring proceedings against Pledgor in the courts of any other jurisdiction. Pledgor consents to service of process in any action or proceeding brought against it by Lender, by personal delivery, or by mail addressed as set forth in this Agreement or by any other method permitted by law.

14.   Dispute Resolution. The parties prefer that any dispute between them be resolved in litigation subject to a Jury Trial Waiver as set forth in Section 15 below, but the California Supreme Court has held that such pre-dispute jury trial waivers are unenforceable. This Section will be applicable until: (i) the California Supreme Court holds that a pre-dispute jury trial waiver provision similar to that contained in Section 15 herein is valid or enforceable; or (ii) the California Legislature passes legislation and the governor of the State of California signs into law a statute authorizing pre-dispute jury trial waivers and as a result such waivers become enforceable.

(a)   Any controversy, dispute or claim between the parties based upon, arising out of, or in any way relating to: (i) this Agreement or any supplement or amendment thereto; or (ii) any other present or future instrument or agreement between the parties hereto; or (iii) any breach, conduct, acts or omissions of any of the parties hereto or any of their respective directors, officers, employees, agents, attorneys or any other person affiliated with or representing any of the parties hereto; in each of the foregoing cases, whether sounding in contract or tort or otherwise (a “Dispute”) shall be resolved exclusively by judicial reference in accordance with Sections 638 et seq. of the California Code of Civil Procedure (“CCP”) and Rules 3.900 et seq. of the California Rules of Court (“CRC”), subject to the following terms and conditions. (All references in this section to provisions of the CCP and/or CRC shall be deemed to include any and all successor provisions.)

(b)   The reference shall be a consensual general reference pursuant to CCP Sections 638 and 644(a). Unless the parties otherwise agree in writing, the reference shall be to a single referee. The referee shall be a retired Judge of the Los Angeles County Superior Court  (“Superior Court”) or a retired Justice of the California Court of Appeal or California Supreme Court. Nothing in this section shall be construed to limit the right of Lender, pending or after the appointment of the referee, to seek and obtain provisional relief from the Superior Court or such referee, or any other court in a jurisdiction in which any Collateral is located or having jurisdiction over any Collateral, including without limitation, writ of attachment, writ of possession, appointment of a receiver, temporary restraining order and/or preliminary injunction, or other “provisional remedy” (as such term is defined in CCP Section 1281.8).

(c)   Within fifteen (15) days after a party gives written notice in accordance with this Agreement to all other parties to a Dispute that the Dispute exists, all parties to the Dispute shall attempt to agree on the individual to be appointed as referee. If the parties are unable to agree on the individual to be appointed as referee, the referee shall be appointed, upon noticed motion or ex parte application by any party, by the Superior Court in accordance with CCP Section 640, subject to all rights of the parties to challenge or object to the appointment, including without limitation the right to peremptory challenge under CCP Section 170.6. If the referee (or any successor referee) appointed by the Superior Court is unable, or at any time becomes unable, to serve as referee in the Dispute, the Superior Court shall appoint a new referee as agreed to by the parties or, if the parties cannot agree, in accordance with CCP Section 640, which new referee shall then have the same powers, and be subject to the same terms and conditions, as the predecessor referee.

(d)   Venue for all proceedings before the referee, and for any Superior Court proceeding for the appointment of the referee, shall be exclusively within the County of Los Angeles, State of California.  The referee shall have the exclusive power to determine whether a Dispute is subject to judicial reference pursuant to this section. Trial, and all proceedings and hearings on dispositive motions, conducted before the referee shall be conducted in the presence of, and shall be transcribed by, a court reporter, unless otherwise agreed in writing by all parties to the proceeding. The referee shall issue a written statement of decision, which shall be subject to objections of the parties pursuant to CRC Rule 3.1590 as if the statement of decision were issued by the Superior Court. The referee’s powers include, in addition to those set forth in CCP Sections 638, et seq., and CRC Rules 3.900 et seq., (i) the power to grant provisional relief, including without limitation, writ of attachment, writ of possession, appointment of a receiver, temporary restraining order and/or preliminary injunction, or other “provisional remedy” (as such term is defined in CCP Section 1281.8), and (ii) the power to hear and resolve all post-trial matters in connection with the Dispute that would otherwise be determined by the Superior Court, including without limitation motions for new trial, reconsideration, to vacate judgment, to stay execution or enforcement, to tax costs, and/or for attorneys’ fees. The parties shall, subject to the referee’s power to award costs to the prevailing party, bear equally the costs of the reference proceeding, including without limitation the fees and costs of the referee and the court reporter.

Pacific Western Bank	Pledge Agreement

(e)   The parties acknowledge and agree that (i) the referee alone shall determine all issues of fact and/or law in the Dispute, without a jury (subject, however, to the right of a party, pending or after the appointment of the referee, to seek and obtain provisional relief from the Superior Court or such referee, including without limitation, writ of attachment, writ of possession, appointment of a receiver, temporary restraining order and/or preliminary injunction, or other “provisional remedy” (as such term is defined in CCP Section 1281.8)), (ii) the referee does not have the power to empanel a jury, (iii) the Superior Court shall enter judgment on the decision of the referee pursuant to CCP Section 644(a) as if the decision were issued by the Superior Court, (iv) the decision of the referee shall not be subject to review by the Superior Court, and (v) the decision of the referee, once entered as a judgment by the Superior Court, shall be binding, final and conclusive, shall have the full force and effect of a judgment of the Superior Court, and shall be subject to appeal to the same extent as a judgment of the Superior Court.

15.   Mutual Waiver of Jury Trial. LENDER AND PLEDGOR EACH ACKNOWLEDGE THAT THE RIGHT TO TRIAL BY JURY IS A CONSTITUTIONAL RIGHT, BUT THAT IT MAY BE WAIVED.  EACH OF THE PARTIES, AFTER CONSULTING OR HAVING HAD THE OPPORTUNITY TO CONSULT, WITH COUNSEL OF THEIR CHOICE, KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LITIGATION BASED UPON OR ARISING OUT OF THIS AGREEMENT OR ANY RELATED INSTRUMENT OR LOAN DOCUMENT OR ANY OF THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT OR ANY COURSE OF CONDUCT, DEALING, STATEMENTS (WHETHER ORAL OR WRITTEN), ACTION OR INACTION OF ANY OF THEM.  THESE PROVISIONS SHALL NOT BE DEEMED TO HAVE BEEN MODIFIED IN ANY RESPECT OR RELINQUISHED BY LENDER OR PLEDGOR, EXCEPT BY A WRITTEN INSTRUMENT EXECUTED BY EACH OF THEM.  IF FOR ANY REASON THE PROVISIONS OF THIS SECTION ARE VOID, INVALID OR UNENFORCEABLE, THE SAME SHALL NOT AFFECT ANY OTHER TERM OR PROVISION OF THIS AGREEMENT, AND ALL OTHER TERMS AND PROVISIONS OF THIS AGREEMENT SHALL BE UNAFFECTED BY THE SAME AND CONTINUE IN FULL FORCE AND EFFECT.

[Signatures on Next Page]

Pacific Western Bank	Pledge Agreement

Pledgor:	Lender:

TALEND SA	PACIFIC WESTERN BANK

/s/ Emmanuel Samson	By	/s/ Stephen J. Berens
	Name	Stephen J. Berens
Represented by: Emmanuel Samson	Title	SVP

duly authorized

[Signature Page––Pledge Agreement (Stock in Borrower)]